EXHIBIT 31.1

CERTIFICATION PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, James Ditanna, certify that:

1.	I have reviewed the attached Form 10-SB.

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Dynasty Energy Resources, Inc., as of, and for, the periods presented in this annual report;

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for Dynasty Energy Resources, Inc. and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to Dynasty Energy Resources, Inc.,  during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of Dynasty Energy Resources, Inc. disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in Dynasty Energy Resources, Inc., internal control over financial reporting that occurred during Dynasty Energy Resources, Inc.'s most recent fiscal year that has materially affected, or is reasonably likely to materially affect, Dynasty Energy Resources Inc.'s internal control over financial reporting; and

5.

I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Dynasty Energy Resources, Inc.’s independent registered public accounting firm and the audit committee of Dynasty Energy Resources, Inc.’s board of directors (or persons performing the equivalent functions):

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(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Dynasty Energy Resources, Inc.'s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Dynasty Energy Resources, Inc.'s internal control over financial reporting.

Date: March 19, 2008	/s/ James Ditanna__________________
James Ditanna
President and Chief Executive Officer

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